first financial bancorp

EXHIBIT 99.2

First Financial Bancorp

Third Quarter 2011 Earnings Release

Supplemental Information

FFBC NASDAQ GLOBAL SELECT

Forward-Looking Statements Disclosure

Certain statements contained in this presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the "Act"). In addition, certain statements in future filings by First Financial with the SEC, in press releases, and in oral and written statements made by or with the approval of First Financial which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors, and statements of future economic performances and statements of assumptions underlying such statements. Words such as "believes", "anticipates", "likely", "expected", "intends", and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management's analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

- management's ability to effectively execute its business plan;
- the risk that the strength of the United States economy in general and the strength of the local economies in which we conduct operations may continue to deteriorate resulting in, among other things, a further deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio, allowance for loan and lease losses and overall financial performance;
- the effects of the potential delay or failure of the U.S. federal government to pay its debts as they become due or make payments in the ordinary course;
- the ability of financial institutions to access sources of liquidity at a reasonable cost;
- the impact of recent upheaval in the financial markets and the effectiveness of domestic and international governmental actions taken in response, such as the U.S. Treasury's TARP and the FDIC's Temporary Liquidity Guarantee Program, and the effect of such governmental actions on us, our competitors and counterparties, financial markets generally and availability of credit specifically, and the U.S. and international economies, including potentially higher FDIC premiums arising from increased payments from FDIC insurance funds as a result of depository institution failures;
- the effect of and changes in policies and laws or regulatory agencies (notably the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act);
- inflation and possible changes in interest rates;
- our ability to keep up with technological changes;
- our ability to comply with the terms of loss sharing agreements with the FDIC;
- mergers and acquisitions, including costs or difficulties related to the integration of acquired companies and the wind-down of non-strategic operations that may be greater than expected, such as the risks and uncertainties associated with the Irwin Mortgage Corporation bankruptcy proceedings;
- the risk that exploring merger and acquisition opportunities may detract from management's time and ability to successfully manage our company;
- expected cost savings in connection with the consolidation of recent acquisitions may not be fully realized or realized within the expected time frames, and deposit attrition, customer loss and revenue loss following completed acquisitions may be greater than expected;
- our ability to increase market share and control expenses;
- the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the SEC;
- adverse changes in the securities and debt markets;
- our success in recruiting and retaining the necessary personnel to support business growth and expansion and maintain sufficient expertise to support increasingly complex products and services;
- monetary and fiscal policies of the Board of Governors of the Federal Reserve System (Federal Reserve) and the U.S. government and other governmental initiatives affecting the financial services industry;
- our ability to manage loan delinquency and charge-off rates and changes in estimation of the adequacy of the allowance for loan losses; and
- the costs and effects of litigation and of unexpected or adverse outcomes in such litigation.

In addition, please refer to our Annual Report on Form 10-K for the year ended December 31, 2010, as well as our other filings with the SEC, for a more detailed discussion of these risks and uncertainties and other factors. Such forward-looking statements are meaningful only on the date when such statements are made, and First Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.

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Pre-Tax, Pre-Provision Income

	For the three months ended				
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
Pre-tax, pre-provision income [1]	$ 31,814	$ 32,845	$ 29,768	$ 34,844	$ 33,631
Accelerated discount on acquired loans related to:					
Loan sales	198	39	3,085	-	362
Prepayments	5,009	4,717	2,698	6,113	9,086
Total accelerated discount	5,207	4,756	5,783	6,113	9,448
Plus: loss on covered OREO [2]	3,755	2,621	3,112	-	-
Less: gain on sales of non-mortgage loans [3]	700	429	-	-	2,034
Plus: acceleration of deferred swap fees associated with trust preferred redemption	-	590	-	-	-
Plus: FHLB prepayment penalty	-	-	-	-	8,029
Plus: One-time expenses related to the Liberty Savings Bank branch acquisition	1,791	-	-	-	-
Plus: One-time other exit and retention costs costs	1,583	-	-	-	-
Pre-tax, pre-provision income, net of accelerated discount, loss on covered OREO and other significant nonrecurring items	$ 33,036	$ 30,871	$ 27,097	$ 28,731	$ 30,178

[1] Represents income before taxes plus provision for all loans less FDIC loss sharing income

[2] Reimbursements related to losses on covered OREO and other credit-related costs are included in FDIC loss sharing income, which is excluded from the pre-tax, pre-provision income above

[3] Represents gain on sale of loans originated by franchise finance business

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Low Risk Balance Sheet

Stress Case

- Illustrates the strength of our balance sheet assuming a full charge-off of all acquired loans under FDIC loss share agreements and a full charge-off of all uncovered non-performing loans.
- Nonperforming Assets = $88 million
- Covered Loans = $1.2 billion

Risk Based Capital Ratio



20.08%
3.16%
1.17%
15.75%
Peers = 15.47%
Chargeoff
Actual 9/30/2011
All Covered Loans
Non-Performing Uncovered
Stress Case 9/30/2011

Tangible Common Equity to Tangible Assets



10.38%
1.66%
0.80%
7.92%
Peers = 8.12%
Chargeoff
Actual 9/30/2011
All Covered Loans
Non-Performing Uncovered
Stress Case 9/30/2011

Total Assets by Risk Weighting %

As of September 30, 2011

(Dollars in millions)



Peer % of 100% RWAs = 54.67%
$398
6%
$2,722
43%
$2,711
43%
$507
8%
100%
50%
20%
0%

- Return on Risk Weighted Assets = 1.76% (Peer Median[1] = 1.19%)
- Risk Weighted Assets / Total Assets = 55.51% (Peer Median[1] = 65.84%)

(1) Peer Group comprised of the component banks within the KBW Regional Bank Index (49 total companies excluding First Financial); based on peer median financial data as of September 30, 2011

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Revenue by Source

- **Strategic** – Elements of the business that either existed prior to the acquisitions or were acquired with the intent to retain and grow. On a reported basis, approximately 76% of total revenue is derived from strategic businesses. Not including the FDIC loss sharing income, strategic operations represents 84% of total revenue.
- **Acquired-Non-Strategic –** Elements of the business that the Company intends to exit but will continue to support to obtain maximum economic value. No growth or replacement is expected. Revenue will decrease over time as loans and deposits will not be renewed when they mature.
- **FDIC Loss Sharing Income –** In accordance with guidance provided by the SEC, amounts recoverable from the FDIC related to credit losses on covered loans under loss sharing agreements are required to be recorded as noninterest income
- **Accelerated Discount on Loan Prepayments and Dispositions** – The acceleration of the unrealized valuation discount. Noninterest income results from the prepayment or sale of covered loans. This item will be ongoing but diminishing as covered loan balances decline over time.

Total Revenue: $93.3 million
For the Three Months Ended September 30, 2011
(Dollars in millions)


$5.2
6%
$8.4
9%
$8.7
9%
$71.0
76%
Strategic
Acquired-Non-Strategic
FDIC Loss Sharing Income
Accelerated Discount on Paid in Full Loans

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first financial bancorp

Noninterest Income and Expense

Components of Noninterest Income
For the Three Months Ended September 30, 2011
(Dollars in millions)



$5.2
19%
$0.4
1%
$14.1
50%
$8.4
30%
Strategic
FDIC Loss Sharing Income
Other Non-strategic
Accelerated Discount on Paid in Full Loans

Components of Noninterest Expense
For the Three Months Ended September 30, 2011
(Dollars in millions)



$1.4
3%
-$0.4
- 1%
$8.5
16%
$43.6
82%
Strategic
Acquired-non-strategic
FDIC Support
Other Non-strategic

Deposit and Loan Composition


Total Deposits = $5.3 billion
As of September 30, 2011
(Dollars in millions)
$136
3%
$5,163
97%
Gross Loans = $4.1 billion
As of September 30, 2011
(Dollars in millions)
$620
15%
$3,469
85%
Strategic
Acquired-Non-Strategic

- Market exits are complete; acquired-non-strategic deposits consist primarily of time deposits in Western, Michigan and Louisville markets and brokered CDs.

first financial bancorp

Third Quarter 2011 Loan Valuation

- The majority of the loans acquired as part of the FDIC-assisted transactions are accounted for under ASC Topic 310-30 which requires the Company to periodically update its forecast of expected cash flows from these loans.
- As a result of cumulative valuation procedures performed during the third quarter 2011, net impairment is now being observed in the majority of its loan pools.
- As of September 30, 2011, the allowance for loan and lease losses attributed to valuation of acquired loans was $48.1 million, a decrease of $2.9 million from the second quarter 2011. Expected payments from the FDIC, in the form of FDIC loss sharing income, offset approximately 80% of the recorded impairment and charge-offs.
- Covered loans continue to maintain yields significantly higher than the Company's legacy loan portfolio.

		Third Quarter 2011 Valuation Results						
Dollars in thousands	Balance as of Sept. 30, 2011	Current Period Impairment	Prior Period Impairment Recapture	Net Current Period Impairment	Improvement	Projected Wtd. Avg. Rate	Life-to-Date Avg. Rate	Day 1 Projected Rate
Total loans	$ 1,065,685	$ 10,801	$ (13,733)	$ (2,932)	$ 1,990	10.97% [1]		
Allowance for loan and lease losses	(48,112)	-	-	-	-	0.52%		
Total net loans	$ 1,017,573	$ 10,801	$ (13,733)	$ (2,932) [3]	$ 1,990	11.49% [2]	10.53%	9.10%
FDIC indemnification asset	$ 177,814	NA	NA	NA	NA	(4.62%)	2.67%	6.50%
				Weighted average yield		9.09%	9.47%	8.75%

[1] The actual yield realized may be different than the projected yield due to activity that occurs after the periodic valuation.
[2] Accretion rates are applied to the net carrying value of the loan which includes the allowance for loan and lease losses.
[3] Acquired loan provision expense of $7.3 million was comprised of net charge-offs during the period of $10.2 million and net impairment / (relief) of ($2.9) million.

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first financial bancorp

Components of Credit Losses Covered Assets

Dollars in thousands	For the three months ended September 30, 2011	Description
Net incremental impairment for period	($2,932)	Reduction in expected cash flows related to certain loan pools net of prior period impairment relief / recapture
Net charge-offs	10,192	Represents actual, unexpected net charge-offs of acquired loans during the period [1]
Provision for loan and lease losses - acquired	7,260	
Loss on sale - covered OREO	2,707	
Other credit-related expenses	1,048	
Total gross credit losses	$11,015	
FDIC loss share income (Noninterest income)	$8,377	Represents receivable due from FDIC on estimated credit losses; calculated as approximately 80% of provision for loan and lease losses related to covered loans
	$2,638	Difference between these two amounts represents actual credit costs for the period

[1] Expected losses are considered in the recorded investment value

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Tables from Third Quarter 2011 Earnings Release

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first financial bancorp

Table I

Noninterest Income

Table I

(Dollars in thousands)	For the Three Months Ended September 30, 2011	June 30, 2011	September 30, 2010
Total noninterest income	$ 28,115	$ 41,118	$ 44,895
Certain significant components of noninterest income			
Items likely to recur:			
Accelerated discount on covered loans [1, 2]	5,207	4,756	9,448
FDIC loss sharing income	8,377	21,643	17,800
Other acquired-non-strategic items	98	(485)	44
Items expected not to recur:			
Gain on sale of insurance business	-	-	1,356
Other items not expected to recur	288	(152)	(132)
Total excluding items noted above	$ 14,145	$ 15,356	$ 16,379

[1] See Section II of the earnings release for additional information

[2] Net of the corresponding valuation adjustment on the FDIC indemnification asset

Noninterest Expense

Table II

(Dollars in thousands)	For the Three Months Ended September 30, 2011	June 30, 2011	September 30, 2010
Total noninterest expense	$ 53,142	$ 52,497	$ 61,310
Certain significant components of noninterest expense			
Items likely to recur:			
Acquired-non-strategic operating expenses [1]	(407)	2,673	566
Transition-related items [1]	(111)	161	846
FDIC loss share support	1,382	1,369	875
Loss share and covered asset expense	3,755	3,376	-
Items expected not to recur:			
Acquisition-related costs [1]	1,875	76	1,505
FHLB prepayment penalty	-	-	8,029
Other items not expected to recur	1,874	1,140	493
Total excluding items noted above	$ 44,774	$ 43,702	$ 48,996

[1] See Section II of the earnings release for additional information

first financial bancorp

Table III

Credit Quality – Excluding Covered Loans

Table III

(Dollars in thousands)	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
	As of or for the Three Months Ended				
Total nonaccrual loans	$ 59,150	$ 56,536	$ 62,048	$ 62,302	$ 66,157
Restructured loans	17,283	17,482	18,532	17,613	13,365
Total nonperforming loans	76,433	74,018	80,580	79,915	79,522
Total nonperforming assets	88,436	90,331	95,533	97,822	97,827
Nonperforming assets as a % of:					
Period-end loans plus OREO	3.00%	3.22%	3.42%	3.45%	3.51%
Total assets	1.40%	1.50%	1.51%	1.57%	1.59%
Nonperforming loans as a % of total loans	2.60%	2.65%	2.90%	2.84%	2.88%
Provision for loan and lease losses - uncovered	$ 7,643	$ 5,756	$ 647	$ 9,741	$ 6,287
Allowance for uncovered loan & lease losses	$ 54,537	$ 53,671	$ 53,645	$ 57,235	$ 57,249
Allowance for loan & lease losses as a % of:					
Period-end loans	1.86%	1.92%	1.93%	2.03%	2.07%
Nonaccrual loans	92.2%	94.9%	86.5%	91.9%	86.5%
Nonperforming loans	71.4%	72.5%	66.6%	71.6%	72.0%
Total net charge-offs	$ 6,777	$ 5,730	$ 4,237	$ 9,755	$ 6,849
Annualized net-charge-offs as a % of average loans & leases	0.96%	0.83%	0.61%	1.39%	0.97%

first financial bancorp

Table IV

Loan Portfolio – Excluding Covered Loans

Table IV

(Dollars in thousands)	As of September 30, 2011 Balance	Percent of Total	June 30, 2011 Balance	Percent of Total	September 30, 2010 Balance	Percent of Total
Commercial	$ 822,552	28.0%	$ 798,552	28.6%	$ 763,449	27.6%
Real estate - construction	136,651	4.7%	142,682	5.1%	178,914	6.5%
Real estate - commercial	1,202,035	40.9%	1,144,368	41.0%	1,095,543	39.6%
Real estate - residential	300,165	10.2%	256,788	9.2%	283,914	10.3%
Installment	70,034	2.4%	63,799	2.3%	73,138	2.6%
Home equity	362,919	12.4%	344,457	12.3%	341,288	12.3%
Credit card	30,435	1.0%	28,618	1.0%	28,825	1.0%
Lease financing	12,870	0.4%	9,890	0.4%	138	0.0%
Total	$ 2,937,661	100.0%	$ 2,789,154	100.0%	$ 2,765,209	100.0%

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Table V

Investment Portfolio

Table V

(Dollars in thousands)	Book Value	Percent of Total	Book Yield	Cost Basis	Market Value	Gain/ (Loss)
	As of September 30, 2011					
Agencies	$ 5,112	0.4%	5.49	100.00	101.69	$ 85
CMOs (agency)	660,240	55.3%	1.94	101.23	102.90	10,706
CMOs (private)	34	0.0%	0.95	100.00	100.38	-
MBSs (agency)	433,005	36.3%	3.34	102.27	106.33	16,533
	1,098,391	92.0%	2.51	101.64	104.22	27,324
Municipal	14,266	1.2%	7.22	99.54	102.03	354
Other [1]	81,738	6.8%	3.44	102.85	102.96	82
	96,004	8.0%	4.00	102.36	102.81	436
Total investment portfolio	$1,194,395	100.0%	2.63	101.69	104.11	$ 27,760

Net Unrealized Gain/(Loss)	$ 27,760
Aggregate Gains	28,278
Aggregate Losses	(518)
Net Unrealized Gain/(Loss) % of Book Value	2.32%

[1] Other includes $71.5 million of regulatory stock

Deposit Activity

Table VI

(Dollars in thousands)	Balance as of June 30, 2011	Strategic Portfolio	Acquired-Non-Strategic Portfolio	Balance as of September 30, 2011
	Deposit Activity - Third Quarter 2011			
Transaction and savings accounts	$ 3,392,807	$ 255,114	$ (6,852)	$ 3,641,069
Time deposits	1,526,731	80,013	(2,522)	1,604,222
Brokered deposits	54,872	(578)	(485)	53,809
Total deposits	$ 4,974,410	$ 334,549	$ (9,859)	$ 5,299,100

Capital Ratios

Table VII

	As of			
	September 30, 2011	June 30, 2011	September 30, 2010	"Well-Capitalized" Minimum
Leverage Ratio	10.87%	11.01%	10.50%	5.00%
Tier 1 Capital Ratio	18.81%	20.14%	18.64%	6.00%
Total Risk-Based Capital Ratio	20.08%	21.42%	19.91%	10.00%
Ending tangible shareholders' equity to ending tangible assets	10.38%	11.11%	10.38%	N/A
Ending tangible common shareholders' equity to ending tangible assets	10.38%	11.11%	10.38%	N/A

Significant Acquisition Related Items

Table VIII

(Dollars in thousands)	For the Three Months Ended September 30, 2011	June 30, 2011	September 30, 2010
Income effect:			
Accelerated discount on covered loans [1,2]	$ 5,207	$ 4,756	$ 9,448
Acquired-non-strategic net interest income	8,645	8,821	10,586
FDIC loss sharing income [1]	8,377	21,643	17,800
Service charges on deposit accounts related to acquired-non-strategic operations	59	108	168
Other (loss) income related to acquired-non-strategic operations	39	(593)	(124)
Income related to the accelerated discount on covered loans and acquired-non-strategic operations	22,327	34,735	37,878
Expense effect:			
Provision for loan and lease losses - covered	7,260	23,895	20,725
Acquired-non-strategic operating expenses: [3]			
Salaries and employee benefits	-	499	13
Occupancy	(367)	64	91
Other	(40)	2,110	462
Total acquired-non-strategic operating expenses	(407)	2,673	566
FDIC loss share support [3]	1,382	1,369	875
Loss share and covered asset expense [3]	3,755	3,376	-
Acquisition-related costs: [3]			
Integration-related costs	488	76	(102)
Professional services fees	127	-	1,174
Other	1,260	-	433
Total acquisition-related costs	1,875	76	1,505
Transition-related items: [3]			
Salaries and benefits	14	81	796
Occupancy	-	-	50
Other	(125)	80	-
Total transition-related items	(111)	161	846
Total expense effect	13,754	31,550	24,517
Total estimated effect on pre-tax earnings	$ 8,573	$ 3,185	$ 13,361

[1] Included in noninterest income
[2] Net of the corresponding valuation adjustment on the FDIC indemnification asset
[3] Included in noninterest expense

Estimated Yields and Average Balances

Table IX	For the Three Months Ended September 30, 2011	
	Average Balance	Yield
Legacy and originated loan portfolio	$ 2,800,466	5.07%
Covered loan portfolio accounted for under ASC Topic 310-30 [1]	1,096,329	11.14%
Covered loan portfolio accounted for under FAS 91 [2]	99,998	13.92%
FDIC indemnification asset [1]	183,801	-4.16%
Total	$ 4,180,594	6.47%

[1] Future yield adjustments subject to change based on required, periodic valuation procedures

[2] Includes loans with revolving privileges which are scoped out of ASC Topic 310-30 and certain loans which the Company elected to treat under the cost recovery method of accounting.

Table X

Covered Loan Portfolio

Table X

(Dollars in thousands)	June 30, 2011	Sales	Prepayments	Contractual Activity [1]	Net Charge-Offs [2]	Loans With Coverage Removed	September 30, 2011
		Covered Loan Activity - Third Quarter 2011 / Reduction in Recorded Investment Due to:					
Commercial	$ 251,753	$ 3,721	$ 17,380	$ 5,232	$ 1,298	$ 240	$ 223,882
Real estate - construction	40,811	-	5,237	8,913	768	-	25,893
Real estate - commercial	726,885	-	27,348	3,587	6,832	1,726	687,392
Real estate - residential	134,131	-	3,483	2,193	702	-	127,753
Installment	15,197	-	713	215	91	-	14,178
Home equity	68,664	-	1,771	(1,505)	501	-	67,897
Other covered loans	5,289	-	-	1,218	-	-	4,071
Total covered loans	$ 1,242,730	$ 3,721	$ 55,932	$ 19,853	$ 10,192	$ 1,966	$ 1,151,066

[1] Includes partial paydowns, accretion of the valuation discount and advances on revolving loans

[2] Indemnified at 80% from the FDIC

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Table XI

Allowance for Loan Losses – Covered

Table XI

(Dollars in thousands)	As of or for the Three Months Ended September 30, 2011	June 30, 2011	March 31, 2011	As of or for the Nine Months Ended September 30, 2011
Balance at beginning of period	$ 51,044	$ 31,555	$ 16,493	$ 16,493
Provision for loan and lease losses - covered	7,260	23,895	26,016	57,171
Total gross charge-offs	(10,609)	(7,456)	(14,026)	(32,091)
Total recoveries	417	3,050	3,072	6,539
Total net charge-offs	(10,192)	(4,406)	(10,954)	(25,552)
Ending allowance for loan and lease losses - covered	$ 48,112	$ 51,044	$ 31,555	$ 48,112

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